UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): April 1, 2020

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

EXPLANATORY NOTE

On April 1, 2020, OrthoPediatrics Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had acquired (the “Acquisition”), on such date, all of the issued and outstanding shares of stock of ApiFix Ltd. (“ApiFix”).

This Amendment No. 1 to the Original 8-K (this "Amendment No. 1") is being filed for the purpose of satisfying the Company's undertaking to file the financial statements and pro forma financial information relating to the Acquisition, as required by Item 9.01 of Form 8-K. Any information required to be set forth in the Original 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Original 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Original 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of ApiFix required by this Item 9.01(a) are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is filed as Exhibit 99.2 to this Amendment No. 1 and is incorporated by reference herein.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global, relating to its audit of the financial statements included as Exhibit 99.1.
23.2	Consent of Wipfli LLP relating to its audit of the financial statements of Vilex in Tennessee Inc. and Affiliate (the "Vilex Companies").
99.1	Audited financial statements of ApiFix as of and for each of the fiscal years ended December 31, 2019 and 2018.
99.2	Unaudited pro forma condensed combined financial statements of the Company, ApiFix and the Vilex Companies as of and for the year ended December 31, 2019.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 15, 2020	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary